EX-99

  CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                             CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                              (18 U.S.C. SECTION 1350)

     In connection with the Quarterly Report of FreeStar Technology Corporation ("Company") on Form 10-QSB for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof ("Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: March 11, 2003                         /s/ Paul Egan
                                              Paul Egan, President


Dated: March 11, 2003                         /s/ Ciaran Egan
                                              Ciaran Egan, Chief Financial
                                              Officer